UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant. ☒ Filed by a Party other than the Registrant. ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to §240.14a-12

Travelport Worldwide Limited
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Customer Q&A for internal use only

1.	What has been announced today?

•	Today Travelport has announced that it has entered into a definitive agreement to be acquired by affiliates of Siris Capital Group, LLC (“Siris”) and Evergreen Coast Capital Corp. (“Evergreen”). Evergreen is the private equity affiliate of Elliott Management Corporation (“Elliott”), one of our current shareholders.
•	Under the terms of the agreement, Siris and Evergreen will acquire all the outstanding common shares of Travelport for $15.75 per share in cash.
•	The board of directors of Travelport unanimously approved the agreement to be acquired by Siris and Evergreen.

2.	What should customers/partners expect to see near term?

•	It is absolutely business as usual for Travelport. There are no immediate changes in terms of our priorities nor how we operate the business as a result of this announcement.
•	We do not expect any disruption in service as a result of the transaction. Customers should expect the same high level of service to which they have grown accustomed.
•	There is a great deal of momentum in Travelport, both in our delivery of new and exciting product capabilities and our geographical growth.
•	We remain focused on delivering our commitments to you, continuing to onboard our new customers and developing new products and technologies.

3.	Why are you selling the business at this point in time?

•	Assisted by external advisors, the Board concluded unanimously, after taking into account the ongoing development needs of the business, that entering into this agreement represents the best way to maximize value for shareholders. It also enables the company to continue its work to position itself for growth in the evolving global travel market.
•	We will continue making the necessary investments in our business as a private company.
•	Our press release outlines the rationale and details of this agreement, and there will be additional details in our proxy.

4.	Why do you think being private equity owned is the best path forward?

•	Siris and Evergreen are specialist technology platform investors.
•	Throughout the process, they have demonstrated their deep technology expertise together with a strong commitment to the success of our customers, employees and partners.
•	We will continue to develop and invest in our platform to serve the changing needs of our customers in the global travel industry.

5.	Who are Siris Capital?

•	Siris is a private equity firm headquartered in New York focused on making control investments in data, telecommunications, technology, and technology-enabled business service companies.

•	Siris was founded in 2011 by Frank Baker, Peter Berger, and Jeff Hendren and has raised approximately $5.4 billion of cumulative capital.
•	Siris has an established track record of success in consummating similar take-private transactions, including Web.com, Polycom, Premiere Global Services (PGi), Digital River, Transaction Network Services (TNS), Xura (Mavenir), Airvana and Tekelec.
•	We understand that a key component of Siris’ investment approach is its partnership with exceptional senior operating executives, or Executive Partners, who work with Siris to identify, validate, and support execution of investments. Siris’ Executive Partners’ deep domain experience in the technology sector and their significant involvement allows Siris to partner with management to add value both operationally and strategically.

6.	Who is Evergreen Coast Capital?

•	Evergreen is an affiliate of Elliott Management, specifically focused on private equity investments. It has been involved as a partner in numerous technology investments including in Dell, Novell, and Gigamon.

7.	Are Siris and Evergreen committed to Travelport? What does this mean for the future of the Company?

•	Siris and Evergreen are specialist technology platform investors. Throughout the process they have demonstrated their deep technology expertise, together with a strong commitment to the success of our customers, employees and partners.
•	They strongly support our vision of continuing to develop and invest in our platform to serve the changing needs of our customers in the travel industry, and we believe that we will continue making the necessary investments in a private environment.
•	Siris has said that it looks forward to building on our legacy and “supporting Travelport as it invests in its platform and embarks on a new phase of innovation and industry leadership.” Elliott added that it looks forward to “to investing in the Travelport team and working with them and Siris to build upon and advance Travelport’s strong track record of technology innovation in serving global travel suppliers and agencies.”

8.	What are the next steps?

•	Travelport has entered into a 45-day “go shop” period. During this period Travelport will have the right to seek alternative superior proposals from third parties.
•	The proposed transaction is expected to close in the second quarter of 2019 and is subject to customary closing conditions, including approval by Travelport shareholders and receipt of required regulatory approvals, as necessary. The transaction is not subject to any financing condition.
•	Upon completion of the transaction Travelport will become a privately held company and Travelport’s common shares will no longer be listed on any public market.

9.	Will this transaction affect eNett?

•	The transaction will not affect the operations of eNett. Travelport will remain a majority shareholder in eNett, and it will continue as one of the leading payment companies in developing innovative business-to-business payment solutions that make payments simple, efficient and rewarding.

10.	Who can customers contact if they require additional information?

Should you require any additional information please contact your account manager or:

Julian Eccles

Vice President, PR and Corporate Communications

Tel: +44 (0)7720 409 374

julian.eccles@travelport.com

Important Information For Investors And Shareholders

Important Information and Where to Find it

The proposed acquisition of Travelport Worldwide Limited (the “Company”) by Siris Capital Group, LLC (“Siris”) and Evergreen Coast Capital Corp (“Evergreen”) will be submitted to the shareholders of the Company for their consideration. In connection with the proposed transaction, the Company will file with the Securities and Exchange Commission (the “SEC”) a proxy statement with respect to a special meeting of the Company’s shareholders to approve the proposed transaction. The definitive proxy statement will be mailed to the Company’s shareholders. the Company also plans to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SIRIS, EVERGREEN AND THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain free copies of the proxy statement and other documents containing important information about the Company, Siris and Evergreen, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at ir.travelport.com or by contacting the Company’s Investor Relations Department at +44 (0)1753 288 686.

Certain Information Regarding Participants

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 20, 2018, and in its proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on April 25, 2018. To the extent holdings of the Company securities have changed since the amounts printed in the proxy statement for the 2018 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication does not constitute a solicitation of proxy, an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” that are not limited to historical facts, but reflect the Company’s current beliefs, expectations or intentions regarding future events. In some cases, you can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “potential,” “should,” “will”, and “would” or other similar words. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to the costs and other anticipated financial impacts of the proposed transaction; future financial and operating results of the Company; the Company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the proposed transaction by shareholders; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction.

All forward-looking statements involve significant risks and uncertainties that could cause future results to differ from those expressed by the forward-looking statements, many of which are generally outside the control of the Company and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, (i) the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive required shareholder or regulatory approvals, the taking of governmental action to block the proposed transaction, the inability to obtain required financing, or the failure of other closing conditions, and (ii) the possibility that expected financial results will not be realized, or will not be realized within the expected time period, because of, among other things, factors affecting the level of travel activity, particularly air travel volume, including security concerns, pandemics, general economic conditions, natural disasters and other disruptions; general economic and business conditions in the markets in which the Company operates, including fluctuations in currencies, particularly in the U.S. dollar, and the economic conditions in the Eurozone; pricing, regulatory and other trends in the travel industry; the Company’s ability to obtain travel provider inventory from travel providers, such as airlines, hotels, car rental companies, cruise lines and other travel providers; the Company’s ability to develop and deliver products and services that are valuable to travel agencies and travel providers and generate new revenue streams; maintenance and protection of the Company’s information technology and intellectual property; the impact on travel provider capacity and inventory resulting from consolidation of the airline industry; the impact the Company’s outstanding indebtedness may have on the way the Company operates its business; the Company’s ability to achieve expected cost savings from the Company’s efforts to improve operational and technology efficiency, including through the Company’s consolidation of multiple technology vendors and locations and the centralization of activities; the Company’s ability to maintain existing relationships with travel agencies and to enter into new relationships on acceptable financial and other terms; and the Company’s ability to grow adjacencies, such as payment and mobile solutions; and the impact on business conditions worldwide as a result of political decisions, including the United Kingdom’s decision to leave the European Union.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. The factors listed in the section captioned “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 20, 2018, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, filed with the SEC on May 3, 2018, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, filed with the SEC on August 2, 2018, and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, filed with the SEC on November 1, 2018, provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described in the forward-looking statements. You should be aware that the occurrence of the events described in these risk factors and elsewhere could have an adverse effect on the Company’s business, results of operations, financial position and cash flows.

Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect thereto or with respect to other forward-looking statements. For any forward-looking statements contained in any document, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.